EXHIBIT 10.19

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

                                                              September 16, 1998

Warburg Dillon Read LLC
677 Washington Blvd.
Stamford, CT 06901

Dear Sirs:

     CELGENE CORPORATION (the "Company") wishes to confirm its arrangement with you in connection with the issuance to you today, against payment in immediately available funds of the purchase price of 100% of the principal amount thereof, of a convertible note in the form attached hereto as Annex I (the "Convertible Note") in an aggregate principal amount of $8,750,000 and convertible initially into 795,463 fully paid and non-assessable shares (each a "Share") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to adjustment as set forth in the Convertible Note. In consideration of your purchase of the Convertible Note, the Company will pay to you, in immediately available funds, a fee of 5% of the principal amount thereof, which shall be netted against the purchase price of the Convertible Note.

     Simultaneously with the issuance of the Convertible Note pursuant to this Agreement, you and the Company have entered into a Registration Rights
Agreement, dated as of the date hereof (the "Registration Rights Agreement"), pursuant to which the Company has agreed to register the Shares under certain circumstances. All capitalized terms not defined herein shall have the meaning ascribed in the Convertible Note.

     1. AGREEMENT TO ISSUE AND ACCEPT. On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company agrees to issue to you, and you agree to accept from the Company, the Convertible Note against payment of the above-specified purchase price therefor, The closing of the issuance and acceptance of the Convertible Note against such payment shall take place on the date hereof, at which time the Company shall deliver to you the

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Convertible  Note,  against  delivery by you of a wire  transfer of the purchase price to the Company's  account at PNC Bank New Jersey Trust, ABA No. 031000053,
benefit   Account   No.   8511074024,   for   further   credit  to  Account  No.
42432012020943, Celgene Corporation, Attn: Lisa Goldhammer, Telephone No. (732) 220-3112.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the representations and warranties to you set forth on Annex II hereto.

     3.  AGREEMENTS OF PURCHASER. You covenant and agree with the Company that:

          (a) You  will  not  offer,  sell,  assign,  hypothecate  or  otherwise transfer the Convertible Note except (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or (iii) in offshore transactions within the meaning and meeting the requirements of Rule 903 under the Act.

          (b) You will not offer, sell, assign, hypothecate or otherwise transfer any Shares issued upon conversion of the Convertible Note except
     (i) pursuant to an effective registration statement under the Act; (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or (iii) in an offshore transaction within the meaning and meeting the requirements of Rule 903 under the Act.

          (c) You are an "accredited investor" within the meaning of Rule 501 under the Act.

          (d) You will not, in hedging transactions effected in connection with your purchase and holding of the Convertible Note, effect sales of Common Stock (other than "blocks" of Common Stock, as defined in Rule 10b-18 under the Securities Exchange Act of 1934) in an amount that exceeds, for any trading day, 25% of the "trading volume" of the Common Stock (as defined in Rule 10b-18).

     4. CONDITIONS. Your obligations under this Agreement shall be subject to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the closing of the purchase and sale of the Convertible Note, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

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          (a) Counsel for the Company  specified  in Annex III hereto shall have furnished to you their respective written opinions, dated the date of such closing, in form and substance satisfactory to you, to the effect set forth in Annex III hereto.

          (b) On the date of such closing, the Company shall have furnished to you such appropriate further information, certificates and documents as you may reasonably request.

     5. MISCELLANEOUS.

     (a) This Agreement shall be binding upon, and inure solely to the benefit of, you and the Company and the respective successors and assigns thereof, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of the Convertible Note from you shall be deemed a successor or assign by reason merely of such purchase.

     (b) Any notice or other communication required or permitted to be given hereunder shall be deemed effectively given when personally delivered, telexed, transmitted by facsimile or mailed by pre-paid certified mail, return receipt requested, or by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):




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               If to the Company, to:

               Celgene Corporation
               7 Powder Horn Drive
               Warren, NJ 07059

               Attention: John W. Jackson
               Telephone Number: (732) 271-1001
               Facsimile Transmission Number: (732) 805-3931

               with a copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, NY 10036

               Attention: Robert A. Cantone, Esq.
               Telephone Number: (212) 969-3000
               Facsimile Transmission Number: (212) 969-2900

               If to Warburg Dillon Read LLC, to:

               Warburg Dillon Read LLC
               677 Washington Blvd.
               Stamford, CT 06901

               Attention: General Counsel
                          Capital Markets '
               Telephone Number: (203) 719-3000
               Facsimile Transmission Number: (201) 719-6097

or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Notice shall be effective upon actual receipt.

     (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (d) Time shall be of the essence in the performance of this Agreement.

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     (e) This  Agreement may be executed by the parties  hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                              Very truly yours,

                                              CELGENE CORPORATION

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted as of the date hereof:

WARBURG DILLON READ LLC

By:
   -------------------------------
   Name:
   Title:

                                                                        ANNEX II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     (a) Each of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and each report filed by the Company pursuant to the Exchange Act after the filing of such Annual Report on Form 10-K (collectively, the "Exchange Act Reports") conforms in all material respects with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder; and no such document, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,

     (b) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the Shares initially issuable upon conversion of the Convertible Note have been duly and validly authorized and reserved for issuance out of the Company's authorized and unissued shares of Common Stock and, when issued and delivered in accordance with the provisions of the Convertible Note will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Common Stock contained in the Company's Registration Statement on Form 8-A, File No. 0-16132.

     (c) The Convertible Note has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Company; and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the parties thereto, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d)  The  execution,  delivery  and  performance  of  this  Agreement,  the
Registration Rights Agreement and the Convertible Note, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and the issuance and delivery of the Convertible Note will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property;


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and, except (i) as required pursuant to the Registration  Rights  Agreement,  or
(ii) for the disclosure required to be included in the Company's next Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form 10-Q, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company and the consummation of the transactions contemplated hereby and thereby.

     (e) Except as otherwise set forth in the Exchange Act Reports, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which, if determined adversely to the Company or its subsidiaries, might have a material adverse effect on the business, condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

     (f) The Company is not, and the Company covenants that at any time when the Convertible Note is outstanding it will not be, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

     (g) When the Convertible Note is issued and delivered pursuant to this Agreement, the Convertible Note will not be of the same class (within the meaning of Rule 144A under the Securities Act of 1933) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (h) The Company is, and the Company  covenants  that while the  Convertible
Note is outstanding it will remain, subject to Section 13 or 15(d) of the Exchange Act.

     (i) Neither the Company nor any person acting on its behalf has offered or sold the Convertible Note by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act.


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                                                                       ANNEX III

                           OPINION OF COMPANY COUNSEL

     (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Exchange Act Reports and to own, lease and operate its properties.

     (b) All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

     (c) The Shares initially issuable upon conversion of the Convertible Note have been duly authorized and reserved for issuance and when issued and delivered upon conversion in accordance with the provisions of the Convertible Note, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights.

     (d) This Agreement has been duly authorized, executed and delivered by the Company.

     (e) The Convertible Note has been duly authorized, executed, issued and delivered, and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (f) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that such counsel need express no opinion with respect to Section 6 of such Agreement.

     (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Company's Registration Statement on Form 8-A, File No. 0-16132.

     (h) Except (i) as required pursuant to the Registration Rights Agreement, or (ii) for the disclosure required to be included in the Company's next Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form 10-Q, no consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company and the consummation of the transactions contemplated by this Agreement and thereby,

     (i) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Note by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or its properties in any case which is reasonably likely to have a Material Adverse Effect.

     (j) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.






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